March 31, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Provident Bank Home Equity Loan Trust 1997-4 Home Equity Loan Asset-Backed Certificates, Series 1997-4; File No. 333-35275.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of December 1, 1997 (the "Pooling and Servicing Agreement") between The Provident Bank, as seller (the "Seller"), as Document Custodian (the "Document Custodian") and as Master Servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as Trustee (the "Trustee"), is a Current Report on Form 8-K (the "Report").to a Pooling and Servicing Agreement dated as of December 1, 1997 (the "Pooling and Servicing Agreement") among Lehman ABS Corporation, as Depositor (the "Depositor"), The Provident Bank, as Seller (the "Seller"), and as Master Servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A., as Trustee (the "Trustee"), is a Current Report on Form 8-K (the "Report").

          The Home Equity Loan Asset-Backed Certificates, Series 1997-4 (the "Certificates"), will consist of four Classes (each, a "Class") of senior Certificates: the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates and the Class A-4 Certificates (collectively, the "Class A Certificates") and one Class of subordinated Certificates (the "Class R Certificates"). Only the Class A Certificates (The "Offered Certificates") are being offered hereby.

          The Certificates will evidence in the aggregate the entire beneficial interest in a pool (the "Mortgage Pool") of closed-end fixed and adjustable rate mortgage loans (the "Mortgage Loans") consisting of two groups ("Loan Group 1" and Loan Group 2", respectively, and each a "Loan Group") held by Provident Bank Home Equity Loan Trust 1997-4 (the "Trust") to be formed pursuant to the Pooling and Servicing Agreement. The Class A-1 Certificates, the Class A-2 Certificates and the Class A-3 Certificates (the "Group 1 Certificates") will represent undivided ownership interests in Loan Group 1 which consists of Mortgage Loans with fixed interest rates. The Class A-4 Certificates (the "Group 2 Certificates") will represent undivided ownership interests in Loan Group 2 which consists of Mortgage Loans with adjustable interest rates. The assets of the Trust will also include certain other property. The Mortgage Loans are secured by first and second deeds of trust or mortgages primarily on one- to four-family residential properties.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-18897). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, promptly after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Provident Bank Home Equity Loan Trust 1997-4 Home Equity Loan Asset-Backed Certificates, Series 1997-4.




                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  October 25, 1997


                                   THE PROVIDENT BANK
          (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1997, which forms Provident Bank Home Equity Loan Trust 1997-4, which will issue the Provident Bank Home Equity Loan Trust 1997-4, Home Equity Loan Asset-Backed Certificates, Series 1997-4)


                                   THE PROVIDENT BANK
                 (Exact name of Registrant as specified in its Charter)


                                          OHIO
                   (State or Other Jurisdiction of Incorporation)


              333-35275                                  31-0412725
              (Commission File Number                    (I.R.S. Employer
                                                         Identification No.)


              ONE EAST FOURTH STREET
              CINCINNATI, OHIO                           45202
              (Address of principal executive offices)   (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (513) 579-2000


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of January 26, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of February 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of March 25, 1998.


                                       SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of December 1, 1997.


          Date:  March 31, 1998             By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

                                                                  Sequential
          Document                                                Page Number

          Monthly Remittance Statement to the Certificateholders
          dated as of January 26, 1998.                                    5

          Monthly Remittance Statement to the Certificateholders
          dated as of February 25, 1998.                                  10

          Monthly Remittance Statement to the Certificateholders
          dated as of March 25, 1998.                                     15


PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1997-4

STATEMENT TO CERTIFICATE HOLDERS

DISTRIBUTIONS IN DOLLARS

	CLASS 	FACE VALUE	BALANCE		INTEREST		PRINCIPAL
	A1		24,422,000.00	24,422,000.00	112,646.48	693,640.00
	A2		16,852,000.00	16,852,000.00	 91,562.53	0.00
	A3		21,226,000.00	21,226,000.00	122,226.38	0.00
	A4		187,500,000.00	187,500,000.00	878,906.25	1,720,514.38
	R		0.00			0.00			0.00			0.00

Totals		250,000,000.00	250,000,000.00	1,205,341.64	2,414,154.38

			TOTAL		REALIZED		DEFERRED		CURRENT
						LOSSES		INTEREST		PRINCIPAL
												BALANCE
	A1		806,286.48	0.00			0.00			23,728,360.00
	A2		91,562.53		0.00			0.00			16,852,000.00
	A3		122,226.38	0.00			0.00			21,226,000.00
	A4		2,599,420.63	0.00			0.00			185,779,485.62
	R		0.00			0.00			0.00			0.00

Totals		3,619,496.02	0.00			0.00			247,585,845.62

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  PRIOR
					  PRINCIPAL
	CLASS	CUSIP	  BALANCE		INTEREST	PRINCIPAL		TOTAL
	A1		743844AW2	1,000.000000	4.612500	28.402260		33.014761
	A2		743844AX0	1,000.000000	5.433333	 0.000000		 5.433333
	A3		743844AY8	1,000.000000	5.758333	 0.000000		 5.758333
	A4		743844AZ5	1,000.000000	4.687500	 9.176077		13.863577
	R				    0.000000	0.000000	 0.000000		 0.000000

			CURRENT		PASS THROUGH
			PRINCIPAL		RATES
			BALANCE		CURRENT		NEXT
	A1		971.597740	6.150000%		5.751560%
	A2	   1,000.000000	6.520000%		6.520000%
	A3	   1,000.000000	6.910000%		6.910000%
	A4	   	990.823923	6.250000%		5.851560%
	R		  0.000000	0.000000%		0.000000%

Seller:			Provident Bank		Administrator: David Arnold
Servicer:			Provident Bank		Bankers Trust Company
Lead Underwriter:	Lehman Brothers.		3 Park Plaza
Record Date:		December 31, 1997		Irvine, CA  92714
Distribution Date:	January 26, 1998		Factor Information  (800)735-7777

PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1997-4

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:		JANUARY 26, 1998

DELINQUENT AND
FORECLOSURE LOAN			30 TO 59		60 TO 89		90 PLUS
INFORMATION				DAYS			DAYS			DAYS

GROUP 1	PRINCIPLE BALANCE	174,380.32	47,832.98		0.00
PERCENTAGE OF POOL BALANCE	0.2810%		0.0771%		0.0000%
NUMBER OF LOANS			3			1			0
PERCENTAGE OF LOANS			0.2676%		0.0892%		0.0000%
GROUP 2	PRINCIPLE BALANCE	650,463.96	332,966.31	0.00
PERCENTAGE OF POOL BALANCE	0.3488%		0.1785%		0.0000%
NUMBER OF LOANS			8			2			0
PERCENTAGE OF LOANS			0.4184%		0.1046%		0.0000%

						LOANS IN		LOANS IN		LOANS IN
						FORECLOSURE	REO			BANKRUPTCY

GROUP 1	PRINCIPLE BALANCE	0.00			0.00			0.00
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%		0.0000%
NUMBER OF LOANS			0			0			0
PERCENTAGE OF LOANS			0.0000%		0.0000%		0.0000%
GROUP 2	PRINCIPLE BALANCE	0.00			0.00			65,403.34
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%		0.0351%
NUMBER OF LOANS			0			0			1
PERCENTAGE OF LOANS			0.0000%		0.0000%		0.0523%

NOTE:QUANTITY AND PRINCIPAL BALANCE OF FORECLOSURES, BANKRUPTCIES, & REOs ARE INCLUDED IN THE DELINQUENCY FIGUES.

										GROUP 1		GROUP 2

BOOK VALUE OF LOANS IN REO:					0.00			0.00

NUMBER OF LOANS IN BANKRUPTCY PROCEEDINGS LESS	0			1
THAN 30 DAYS DELINQUENT
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY 		0.00			65,403.34
PROCEEDINGS LESS THAN 30 DAYS DELINQUENT

WEIGHTED AVERAGE MORTGAGE INTEREST RATE:		10.730898%	10.212685%

WEIGHTED AVERAGE REMAINING TERM TO MATURITY		217			358

PRIOR NUMBER OF MORTGAGE LOANS INCLUDED			1,125		1,921
IN THE POOL
CURRENT NUMBER OF MORTGAGE LOANS INCLUDED		1,121		1,912
IN THE POOL

PRIOR AGGREGATE PRINCIPAL BALANCE OF THE 		62,548,723.21	187,591,675.22
MORTGAGE LOANS

CURRENT AGGREGATE PRINCIPAL BALANCE OF THE		62,061,401.27	186,509,040.30
MORTGAGE LOANS
POOL FACTOR OF LOAN GROUPS					99.220892%	99.422877%

NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS	4			9

	SCHEDULE PRINCIPAL RECEIVED				309,806.13	8,515.25
	PREPAYMENTS IN FULL & CURTAILMENTS			177,515.81	1,074,119.67
	NET LIQUIDATIONS						0.00			0.00
	INSURANCE PRINCIPAL PROCEEDS				0.00			0.00
	REPURCHASED PRINCIPAL AMOUNTS				0.00			0.00

TOTAL PRINCIPAL RECEIVED:					487,321.94	1,082,634.92

SERVICER ADVANCES:							42,620.89		147,243.47

CUM NET FUNDS CAP CARRYOVER AMOUNT WITH RESPECT				0.00
TO A-4 CERTIFICATES
3 MONTH ROLLING AVERAGE OF PRINCIPAL BALANCE OF				0.00
ALL LOANS 90 OR MORE DELINQUENT

PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1997-4

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:		JANUARY 26, 1998

										GROUP 1		GROUP 2

SCHEDULED INTEREST							559,336.66	1,596,512.17
LIQUIDATION INTEREST						0.00			0.00
REPURCHASE INTEREST							0.00			0.00
STOP ADVANCE INTEREST 						0.00			0.00

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:	26,061.97		78,163.20

TOTAL SERVICING FEES DUE MASTER SERVICER:		26,061.97		78,163.20

	LESS:COMPENSATING INTEREST				0.00			0.00
	LESS:DELINQUENT SERVICE FEES:				(1,917.59)	(7,249.34)

COLLECTED SERVICING FEES FOR CURRENT PERIOD:		24,144.38		70,913.86

AMOUNTS PAID TO CERTIFICATE INSURER PURSUANT		0.00			0.00
SECT 5.01(a)(i)(4) AND 5.01(a)(ii)(4)
REIMBURSEMENT AMOUNT						0.00			0.00

PREMIUM AMOUNT PAID							0.00			0.00
PER $1,000 OF ORGINAL AMOUNT					0.00000000	0.00000000

REIMBURSEMENTS TO MASTER SERVICER PURSUANT		0.00			0.00
TO SECT 3.03

INSURED PAYMENTS							0.00			0.00
PER $1,000 OF ORGINAL AMOUNT					0.00000000	0.00000000

TOTAL PRINCIPAL COLLECTED					487,321.94	1,082,634.92
TOTAL INTEREST COLLECTED						533,274.69	1,518,348.97

TOTAL AVAILABLE FUNDS FOR DISTRIBUTION			1,020,596.63	2,600,983.89

O/C AMOUNT BEGINNING						48,723.21		91,675.22
O/C AMOUNT ENDING							255,041.27	729,554.68
O/C REDUCTION AMOUNT						0.00			0.00
EXCESS O/C AMOUNT							0.00			0.00
SPECIFIED O/C AMOUNT						1,312,500.00	7,687,500.00
EXCESS SPREAD								206,318.06	637,879.46
DISTRIBUTABLE EXCESS SPREAD DISTRIBUTED TO 		206,318.06	637,879.46
CLASS A
SPREAD ACCOUNT BALANCE BEGINNING				0.00			3,937,500.00
SPREAD ACCOUNT	BALANCE ENDING					0.00			3,937,500.00

NET LIQUIDATION PROCEEDS						0.00			0.00

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL	0.00			0.00
OUTSTANDING CLASS A PRINCIPAL SHORTFALL AMOUNT	0.00			0.00

CURRENT NET LOSSES							0.00			0.00
CUMULATIVE NET LOSSES						0.00			0.00

PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1997-4

TRUSTEE REMITTANCE REPORT

DISTRIBUTION DATE:		JANUARY 26, 1998

										GROUP 1		GROUP 2

SCHEDULED INTEREST							559,336.66	1,596,512.17
LIQUIDATION INTEREST						0.00			0.00
STOP ADVANCE INTEREST						0.00			0.00

COMPENSATING INTEREST						0.00			0.00

REIMBURSEMENTS TO MASTER SERVICER PURSUANT		0.00			0.00
TO SECT 3.03

INSURED PAYMENTS							0.00			0.00
PER $1,000 OF ORIGINAL AMOUNT					0.00000000	0.00000000

TOTAL PRINCIPAL COLLECTED					487,321.94	1,082,634.92
TOTAL INTEREST COLLECTED						533,274.69	1,518,348.97

TOTAL AVAILABLE FUNDS FOR DISTRIBUTION			1,020,596.63	2,600,983.89

O/C AMOUNT								48,723.21		91,675.22

O/C REDUCTION AMOUNT						0.00			0.00

EXCESS O/C AMOUNT							0.00			0.00

SPECIFIED O/C AMOUNT						1,312,500.00	7,687,500.00

EXCESS SPREAD								206,318.06	637,879.46

DISTRIBUTION EXCESS SPREAD DISTRIBUTED TO CLASS A	206,318.06	637,879.46

NET LIQUIDATION PROCEEDS						0.00			0.00

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL	0.00			0.00

OUTSTANDING CLASS A PRINCIPAL SHORTFALL AMOUNT	0.00			0.00












PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1997-4

STATEMENT TO CERTIFICATE HOLDERS

DISTRIBUTIONS IN DOLLARS

	CLASS 	FACE VALUE	BALANCE		INTEREST		PRINCIPAL
	A1		24,422,000.00	23,728,360.00	113,729.24	478,752.89
	A2		16,852,000.00	16,852,000.00	 91,562.53	0.00
	A3		21,226,000.00	21,226,000.00	122,226.38	0.00
	A4		187,500,000.00	185,779,485.62	905,916.51	2,188,570.30
	R		0.00			0.00			0.00			0.00

Totals		250,000,000.00	247,585,845.62	1,233,434.66	2,667,323.19

			TOTAL		REALIZED		DEFERRED		CURRENT
						LOSSES		INTEREST		PRINCIPAL
												BALANCE
	A1		592,482.13	0.00			0.00			23,249,607.11
	A2		91,562.53		0.00			0.00			16,852,000.00
	A3		122,226.38	0.00			0.00			21,226,000.00
	A4		3,094,486.81	0.00			0.00			183,590,915.32
	R		0.00			0.00			0.00			0.00

Totals		3,900,757.85	0.00			0.00			244,918,522.43

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  PRIOR
					  PRINCIPAL
	CLASS	CUSIP	  BALANCE		INTEREST	PRINCIPAL		TOTAL
	A1		743844AW2	  971.597740	4.656836	19.603345		24.260180
	A2		743844AX0	1,000.000000	5.433333	 0.000000		 5.433333
	A3		743844AY8	1,000.000000	5.758333	 0.000000		 5.758333
	A4		743844AZ5	  990.823923	4.831555	11.672375		16.503930
	R				    0.000000	0.000000	 0.000000		 0.000000

			CURRENT		PASS THROUGH
			PRINCIPAL		RATES
			BALANCE		CURRENT		NEXT
	A1		951.994395	5.751560%		5.775000%
	A2	   1,000.000000	6.520000%		6.520000%
	A3	   1,000.000000	6.910000%		6.910000%
	A4	   	979.151548	5.851560%		5.875000%
	R		  0.000000	0.000000%		0.000000%

Seller:			Provident Bank		Administrator: David Arnold
Servicer:			Provident Bank		Bankers Trust Company
Lead Underwriter:	Lehman Brothers.		3 Park Plaza
Record Date:		January 30, 1998		Irvine, CA  92714
Distribution Date:	February 25, 1998		Factor Information  (800)735-7777

PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1997-4

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:		FEBRUARY 25, 1998

DELINQUENT AND
FORECLOSURE LOAN			30 TO 59		60 TO 89		90 PLUS
INFORMATION				DAYS			DAYS			DAYS

GROUP 1	PRINCIPLE BALANCE	655,954.38	221,902.26	0.00
PERCENTAGE OF POOL BALANCE	1.0618%		0.3592%		0.0000%
NUMBER OF LOANS			9			4			0
PERCENTAGE OF LOANS			0.8057%		0.3581%		0.0000%
GROUP 2	PRINCIPLE BALANCE	752,663.61	463,013.01	332,966.31
PERCENTAGE OF POOL BALANCE	0.4071%		0.2504%		0.1801%
NUMBER OF LOANS			8			6			2
PERCENTAGE OF LOANS			0.4204%		0.3153%		0.1051%

						LOANS IN		LOANS IN		LOANS IN
						FORECLOSURE	REO			BANKRUPTCY

GROUP 1	PRINCIPLE BALANCE	0.00			0.00			167,966.47
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%		0.2719%
NUMBER OF LOANS			0			0			2
PERCENTAGE OF LOANS			0.0000%		0.0000%		0.1791%
GROUP 2	PRINCIPLE BALANCE	0.00			0.00			327,333.14
PERCENTAGE OF POOL BALANCE	0.0000%		0.0000%		0.1770%
NUMBER OF LOANS			0			0			3
PERCENTAGE OF LOANS			0.0000%		0.0000%		0.1576%

NOTE:QUANTITY AND PRINCIPAL BALANCE OF FORECLOSURES, BANKRUPTCIES, & REOs ARE INCLUDED IN THE DELINQUENCY FIGUES.

										GROUP 1		GROUP 2

BOOK VALUE OF LOANS IN REO:					0.00			0.00

NUMBER OF LOANS IN BANKRUPTCY PROCEEDINGS LESS	2			3
THAN 30 DAYS DELINQUENT
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY 		167,966.47	327,333.14
PROCEEDINGS LESS THAN 30 DAYS DELINQUENT

WEIGHTED AVERAGE MORTGAGE INTEREST RATE:		10.731570%	10.221462%

WEIGHTED AVERAGE REMAINING TERM TO MATURITY		216			357

PRIOR NUMBER OF MORTGAGE LOANS INCLUDED			1,121		1,912
IN THE POOL
CURRENT NUMBER OF MORTGAGE LOANS INCLUDED		1,117		1,903
IN THE POOL

PRIOR AGGREGATE PRINCIPAL BALANCE OF THE 		62,061,401.27	186,509,040.30
MORTGAGE LOANS

CURRENT AGGREGATE PRINCIPAL BALANCE OF THE		61,776,041.88	184,900,727.29
MORTGAGE LOANS
POOL FACTOR OF LOAN GROUPS					98.764673%	98.565529%

NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS	4			9

	SCHEDULE PRINCIPAL RECEIVED				82,859.86		274,086.29
	PREPAYMENTS IN FULL & CURTAILMENTS			202,499.53	1,334,226.72
	NET LIQUIDATIONS						0.00			0.00
	INSURANCE PRINCIPAL PROCEEDS				0.00			0.00
	REPURCHASED PRINCIPAL AMOUNTS				0.00			0.00

TOTAL PRINCIPAL RECEIVED:					285,359.39	1,608,313.01

SERVICER ADVANCES:							61,956.73		196,052.32

CUM NET FUNDS CAP CARRYOVER AMOUNT WITH RESPECT				0.00
TO A-4 CERTIFICATES
3 MONTH ROLLING AVERAGE OF PRINCIPAL BALANCE OF				110,988.77
ALL LOANS 90 OR MORE DELINQUENT

PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1997-4

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:		FEBRUARY 25, 1998

										GROUP 1		GROUP 2

SCHEDULED INTEREST							555,013.55	1,588,662.58
LIQUIDATION INTEREST						0.00			0.00
REPURCHASE INTEREST							0.00			0.00
STOP ADVANCE INTEREST 						0.00			0.00

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:	25,858.92		77,712.10

TOTAL SERVICING FEES DUE MASTER SERVICER:		25,858.92		77,712.10

	LESS:COMPENSATING INTEREST				(138.44)		(492.25)
	LESS:DELINQUENT SERVICE FEES:				(2,769.07)	(9,635.21)

COLLECTED SERVICING FEES FOR CURRENT PERIOD:		22,951.41		67,584.64

AMOUNTS PAID TO CERTIFICATE INSURER PURSUANT		0.00			0.00
SECT 5.01(a)(i)(4) AND 5.01(a)(ii)(4)
REIMBURSEMENT AMOUNT						0.00			0.00

PREMIUM AMOUNT PAID							7,725.80		23,222.44
PER $1,000 OF ORGINAL AMOUNT					0.12351651	0.12379249

REIMBURSEMENTS TO MASTER SERVICER PURSUANT		0.00			0.00
TO SECT 3.03

INSURED PAYMENTS							0.00			0.00
PER $1,000 OF ORGINAL AMOUNT					0.00000000	0.00000000

TOTAL PRINCIPAL COLLECTED					285,359.39	1,608,313.01
TOTAL INTEREST COLLECTED						529,154.63	1,510,950.48

TOTAL AVAILABLE FUNDS FOR DISTRIBUTION			814,514.02	3,119,263.49

O/C AMOUNT BEGINNING						255,041.27	729,554.68
O/C AMOUNT ENDING							448,434.77	1,309,811.97
O/C REDUCTION AMOUNT						0.00			0.00
EXCESS O/C AMOUNT							0.00			0.00
SPECIFIED O/C AMOUNT						1,312,500.00	7,687,500.00
EXCESS SPREAD								193,393.50	580,257.29
DISTRIBUTABLE EXCESS SPREAD DISTRIBUTED TO 		193,393.50	580,257.29
CLASS A
SPREAD ACCOUNT BALANCE BEGINNING				0.00			3,937,500.00
SPREAD ACCOUNT	BALANCE ENDING					0.00			3,937,500.00

NET LIQUIDATION PROCEEDS						0.00			0.00

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL	0.00			0.00
OUTSTANDING CLASS A PRINCIPAL SHORTFALL AMOUNT	0.00			0.00

CURRENT NET LOSSES							0.00			0.00
CUMULATIVE NET LOSSES						0.00			0.00

PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1997-4

TRUSTEE REMITTANCE REPORT

DISTRIBUTION DATE:		FEBRUARY 25, 1998

										GROUP 1		GROUP 2

SCHEDULED INTEREST							555,013.55	1,588,662.58
LIQUIDATION INTEREST						0.00			0.00
STOP ADVANCE INTEREST						0.00			0.00

COMPENSATING INTEREST						(138.44)		(492.25)

REIMBURSEMENTS TO MASTER SERVICER PURSUANT		0.00			0.00
TO SECT 3.03

INSURED PAYMENTS							0.00			0.00
PER $1,000 OF ORIGINAL AMOUNT					0.00000000	0.00000000

TOTAL PRINCIPAL COLLECTED					285,359.39	1,608,313.01
TOTAL INTEREST COLLECTED						529,154.63	1,510,950.48

TOTAL AVAILABLE FUNDS FOR DISTRIBUTION			814,514.02	3,119,263.49

O/C AMOUNT								255,041.27	729,554.68

O/C REDUCTION AMOUNT						0.00			0.00

EXCESS O/C AMOUNT							0.00			0.00

SPECIFIED O/C AMOUNT						1,312,500.00	7,687,500.00

EXCESS SPREAD								193,393.50	580,257.29

DISTRIBUTION EXCESS SPREAD DISTRIBUTED TO CLASS A	193,393.50	580,257.29

NET LIQUIDATION PROCEEDS						0.00			0.00

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL	0.00			0.00

OUTSTANDING CLASS A PRINCIPAL SHORTFALL AMOUNT	0.00			0.00












PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1997-4

STATEMENT TO CERTIFICATE HOLDERS

DISTRIBUTIONS IN DOLLARS

	CLASS 	FACE VALUE	BALANCE		INTEREST		PRINCIPAL
	A1		24,422,000.00	23,249,607.11	104,429.49	590,899.51
	A2		16,852,000.00	16,852,000.00	 91,562.53	0.00
	A3		21,226,000.00	21,226,000.00	122,226.38	0.00
	A4		187,500,000.00	183,590,915.32	838,908.49	1,614,770.97
	R		0.00			0.00			0.00			0.00

Totals		250,000,000.00	244,918,522.43	1,157,126.89	2,205,670.48

			TOTAL		REALIZED		DEFERRED		CURRENT
						LOSSES		INTEREST		PRINCIPAL
												BALANCE
	A1		695,329.00	0.00			0.00			22,658,707.60
	A2		91,562.53		0.00			0.00			16,852,000.00
	A3		122,226.38	0.00			0.00			21,226,000.00
	A4		2,453,679.46	0.00			0.00			181,976,144.35
	R		0.00			0.00			0.00			0.00

Totals		3,362,797.37	0.00			0.00			242,712,851.95

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

					  PRIOR
					  PRINCIPAL
	CLASS	CUSIP	  BALANCE		INTEREST	PRINCIPAL		TOTAL
	A1		743844AW2	  951.994395	4.276042	24.195378		28.471419
	A2		743844AX0	1,000.000000	5.433333	 0.000000		 5.433333
	A3		743844AY8	1,000.000000	5.758333	 0.000000		 5.758333
	A4		743844AZ5	  979.151548	4.474179	 8.612112		13.086290
	R				    0.000000	0.000000	 0.000000		 0.000000

			CURRENT		PASS THROUGH
			PRINCIPAL		RATES
			BALANCE		CURRENT		NEXT
	A1		927.799017	5.775000%		5.837500%
	A2	   1,000.000000	6.520000%		6.520000%
	A3	   1,000.000000	6.910000%		6.910000%
	A4	   	970.539437	5.875000%		5.937500%
	R		  0.000000	0.000000%		0.000000%

Seller:			Provident Bank		Administrator: Alan Sueda
Servicer:			Provident Bank		Bankers Trust Company
Lead Underwriter:	Lehman Brothers.		3 Park Plaza
Record Date:		February 27, 1998		Irvine, CA  92714
Distribution Date:	March 25, 1998		Factor Information  (800)735-7777

PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1997-4

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:		March 25, 1998

DELINQUENT AND
FORECLOSURE LOAN			30 TO 59		60 TO 89		90 PLUS
INFORMATION				DAYS			DAYS			DAYS

GROUP 1	PRINCIPLE BALANCE	305,079.87	716,256.97	137,913.30
PERCENTAGE OF POOL BALANCE	0.4970%		1.1668%		0.2247%
NUMBER OF LOANS			6			8			3
PERCENTAGE OF LOANS			0.5410%		0.7214%		0.2705%
GROUP 2	PRINCIPLE BALANCE	2,037,742.52	349,840.01	658,285.15
PERCENTAGE OF POOL BALANCE	1.1079%		0.1902%		0.3579%
NUMBER OF LOANS			21			6			5
PERCENTAGE OF LOANS			1.1105%		0.3173%		0.2644%

						LOANS IN		LOANS IN		LOANS IN
						FORECLOSURE	REO			BANKRUPTCY

GROUP 1	PRINCIPLE BALANCE	289,160.53	0.00			167,932.09
PERCENTAGE OF POOL BALANCE	0.4711%		0.0000%		0.2736%
NUMBER OF LOANS			6			0			2
PERCENTAGE OF LOANS			0.5410%		0.0000%		0.1803%
GROUP 2	PRINCIPLE BALANCE	704,557.35	0.00			423,068.60
PERCENTAGE OF POOL BALANCE	0.3831%		0.0000%		0.2300%
NUMBER OF LOANS			6			0			5
PERCENTAGE OF LOANS			0.3173%		0.0000%		0.2644%

NOTE:QUANTITY AND PRINCIPAL BALANCE OF FORECLOSURES, BANKRUPTCIES, & REOs ARE INCLUDED IN THE DELINQUENCY FIGUES.

										GROUP 1		GROUP 2

BOOK VALUE OF LOANS IN REO:					0.00			0.00

NUMBER OF LOANS IN BANKRUPTCY PROCEEDINGS LESS	1			5
THAN 30 DAYS DELINQUENT
PRINCIPAL BALANCE OF LOANS IN BANKRUPTCY 		96,764.37		423,068.60
PROCEEDINGS LESS THAN 30 DAYS DELINQUENT

WEIGHTED AVERAGE MORTGAGE INTEREST RATE:		10.728579%	10.226345%

WEIGHTED AVERAGE REMAINING TERM TO MATURITY		215			356

PRIOR NUMBER OF MORTGAGE LOANS INCLUDED			1,117		1,903
IN THE POOL
CURRENT NUMBER OF MORTGAGE LOANS INCLUDED		1,109		1,891
IN THE POOL

PRIOR AGGREGATE PRINCIPAL BALANCE OF THE 		61,776,041.88	184,900,727.29
MORTGAGE LOANS

CURRENT AGGREGATE PRINCIPAL BALANCE OF THE		61,385,310.81	183,921,231.76
MORTGAGE LOANS
POOL FACTOR OF LOAN GROUPS					98.139990%	98.043387%

NUMBER OF LOANS SUBJECT TO PRINCIPAL PREPAYMENTS	8			12

	SCHEDULE PRINCIPAL RECEIVED				100,328.32	97,843.40
	PREPAYMENTS IN FULL & CURTAILMENTS			290,403.11	881,652.79
	CURTAILMENTS							(0.36)		(0.66)
	NET LIQUIDATIONS						0.00			0.00
	INSURANCE PRINCIPAL PROCEEDS				0.00			0.00
	REPURCHASED PRINCIPAL AMOUNTS				0.00			0.00

TOTAL PRINCIPAL RECEIVED:					390,731.07	979,495.53

SERVICER ADVANCES:							74,590.37		246,844.83

CUM NET FUNDS CAP CARRYOVER AMOUNT WITH RESPECT				0.00
TO A-4 CERTIFICATES
3 MONTH ROLLING AVERAGE OF PRINCIPAL BALANCE OF				376,388.25
ALL LOANS 90 OR MORE DELINQUENT

PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1997-4

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION DATE:		MARCH 25, 1998

										GROUP 1		GROUP 2

SCHEDULED INTEREST							552,307.61	1,575,715.60
LIQUIDATION INTEREST						0.00			0.00
REPURCHASE INTEREST							0.00			0.00
STOP ADVANCE INTEREST 						0.00			0.00

ACCRUED SERVICING FEE FOR THE CURRENT PERIOD:	25,740.02		77,041.97

TOTAL SERVICING FEES DUE MASTER SERVICER:		25,740.02		77,041.97

	LESS:COMPENSATING INTEREST				(0.10)		(401.40)
	LESS:DELINQUENT SERVICE FEES:				(3,397.73)	(12,121.09)

COLLECTED SERVICING FEES FOR CURRENT PERIOD:		22,342.19		64,519.48

AMOUNTS PAID TO CERTIFICATE INSURER PURSUANT		0.00			0.00
SECT 5.01(a)(i)(4) AND 5.01(a)(ii)(4)
REIMBURSEMENT AMOUNT						0.00			0.00

PREMIUM AMOUNT PAID							7,665.95		22,948.86
PER $1,000 OF ORGINAL AMOUNT					0.12255966	0.12233411

REIMBURSEMENTS TO MASTER SERVICER PURSUANT		0.00			0.00
TO SECT 3.03

INSURED PAYMENTS							0.00			0.00
PER $1,000 OF ORGINAL AMOUNT					0.00000000	0.00000000

TOTAL PRINCIPAL COLLECTED					390,731.07	979,495.53
TOTAL INTEREST COLLECTED						526,567.59	1,498,673.63

TOTAL AVAILABLE FUNDS FOR DISTRIBUTION			917,298.66	2,478,169.16

O/C AMOUNT BEGINNING						448,434.77	1,309,811.97
O/C AMOUNT ENDING							648,603.21	1,945,087.41
O/C REDUCTION AMOUNT						0.00			0.00
EXCESS O/C AMOUNT							0.00			0.00
SPECIFIED O/C AMOUNT						1,312,500.00	7,687,500.00
EXCESS SPREAD								200,168.44	635,275.44
DISTRIBUTABLE EXCESS SPREAD DISTRIBUTED TO 		200,168.44	635,275.44
CLASS A
SPREAD ACCOUNT BALANCE BEGINNING				0.00			3,937,500.00
SPREAD ACCOUNT	BALANCE ENDING					0.00			3,937,500.00

NET LIQUIDATION PROCEEDS						0.00			0.00

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL	0.00			0.00
OUTSTANDING CLASS A PRINCIPAL SHORTFALL AMOUNT	0.00			0.00

CURRENT NET LOSSES							0.00			0.00
CUMULATIVE NET LOSSES						0.00			0.00

PROVIDENT BANK
HOME EQUITY LOAN TRUST
SERIES 1997-4

TRUSTEE REMITTANCE REPORT

DISTRIBUTION DATE:		MARCH 25, 1998

										GROUP 1		GROUP 2

SCHEDULED INTEREST							552,307.61	1,575,715.60
LIQUIDATION INTEREST						0.00			0.00
STOP ADVANCE INTEREST						0.00			0.00

COMPENSATING INTEREST						(0.10)		(401.40)

REIMBURSEMENTS TO MASTER SERVICER PURSUANT		0.00			0.00
TO SECT 3.03

INSURED PAYMENTS							0.00			0.00
PER $1,000 OF ORIGINAL AMOUNT					0.00000000	0.00000000

TOTAL PRINCIPAL COLLECTED					390,731.07	979,495.53
TOTAL INTEREST COLLECTED						526,567.59	1,498,673.63

TOTAL AVAILABLE FUNDS FOR DISTRIBUTION			917,298.66	2,478,169.16

O/C AMOUNT								448,434.77	1,309,811.97

O/C REDUCTION AMOUNT						0.00			0.00

EXCESS O/C AMOUNT							0.00			0.00

SPECIFIED O/C AMOUNT						1,312,500.00	7,687,500.00

EXCESS SPREAD								200,168.44	635,275.44

DISTRIBUTION EXCESS SPREAD DISTRIBUTED TO CLASS A	200,168.44	635,275.44

NET LIQUIDATION PROCEEDS						0.00			0.00

OUTSTANDING CLASS INTEREST CARRYOVER SHORTFALL	0.00			0.00

OUTSTANDING CLASS A PRINCIPAL SHORTFALL AMOUNT	0.00			0.00